SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 March 22, 1999

             -----------------------------------------------------
                Date of Report (Date of earliest event reported)


                                   CPAC, INC

             -----------------------------------------------------
             (Exact Name of registrant as specified in its charter)


                   New York                        0-9600
             ------------------------      ------------------------
              State or other jurisdiction   Commission File Number
                  of incorporation

                                  16-0961040
                           --------------------------
                             IRS Employer ID Number




                2364 Leicester Road, Leicester, New York 14481
             ------------------------------------------------------
                    (Address of Principal Executive Offices


                                (716) 382-3223
                ------------------------------------------------
              (Registrant's telephone number, including area code)



          The Exhibit Index is found on page 6 of this Current Report.

ITEM 1:   CHANGES IN CONTROL OF REGISTRANT
          Not Applicable


ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS
          Not Applicable


ITEM 3:   BANKRUPTCY OR RECEIVERSHIP
          Not Applicable


ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          Not Applicable


ITEM 5:   OTHER EVENTS
          Mr. Robert C. Isaacs has accepted the position of Senior Vice President and Chief Operating Officer of the Registrant, effective March 22, 1999. Mr. Isaacs rejoins the Registrant after resigning his operating positions in July 1998, for personal reasons. During his eight month absence from the Company, Mr. Isaacs remained active on the Registrant's Board of Directors. He will continue to serve on the Board of Directors, and as an officer of the Corporation in his new post.

          Prior to joining the Registrant, Mr. Isaacs held senior operating and management positions at both public and private manufacturing companies specializing in carbon steel products, metal components and polyurethane foam production. He is a graduate of Notre Dame with a BS in Chemical Engineering, and holds a Masters Degree in Engineering from Newark College of Engineering. Mr. Isaacs also holds an MBA from Washington University.

          Celebrating its 30th year in business, CPAC, Inc. is an acquirer, developer and licensee of brand names in the Cleaning and Personal Care, and Imaging markets. CPAC owns The Fuller Brush Company in Great Bend, Kansas, as well as seven imaging manufacturing facilities in the U.S., Europe, Asia and Africa. Shares are traded over the NASDAQ National Market System under the ticker symbol "CPAK." Additional information is available on the Company's website (www.cpac-fuller.com).


ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS
          Not Applicable


ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS

          A.   FINANCIAL STATEMENT OF BUSINESS ACQUIRED
               Not Applicable

          B.   PRO FORMA FINANCIAL INFORMATION
               Not Applicable

          C.   EXHIBITS
               1.   Underwriting Agreement
                    Not Applicable


               2.   Plan of acquisition, reorganization,
                    arrangement, liquidation or succession
                    Not Applicable


               4. Instruments defining the rights of security holders, including debentures
                    Not Applicable

               16.  Letter re: change in certifying accountant
                    Not Applicable

               17.  Letter re: director resignation
                    Not Applicable

               20. Other documents or statements to security holders Not Applicable

               24.  Consents of experts and counsel
                    Not Applicable

               25.  Power of Attorney
                    Not Applicable

               27.  Financial Data Schedule
                    Not Applicable

               99.  Additional Exhibits
                    99.1 Press Release issued March 22, 1999 announcing Robert C. Isaacs' acceptance of the position of Senior Vice President and Chief Operating Officer of the Registrant.


ITEM 8:   CHANGE IN FISCAL YEAR
          Not Applicable


ITEM 9:   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
          Not Applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 22, 1999                    CPAC, Inc.



                                          By:/s/ Thomas N. Hendrickson
                                             -------------------------------
                                             THOMAS N. HENDRICKSON
                                             President and Chief Executive
                                                Officer



Dated:  March 22, 1999                    CPAC, Inc.



                                          By:/s/ Thomas J. Weldgen
                                             -------------------------------
                                             THOMAS J. WELDGEN
                                             Vice President Finance and
                                                Chief Financial Officer

                                 EXHIBIT INDEX
EXHIBIT                                                        PAGE NUMBER
-------                                                        -----------

    1.      Underwriting Agreement
            Not Applicable

    2. Plan of acquisition, reorganization, arrangement, liquidation or succession
            Not Applicable

    4. Instruments defining the rights of security holders, including debentures
            Not Applicable

   16.      Letter re: change in certifying accountant
            Not applicable

   17.      Letter re: director resignation
            Not Applicable

   20.      Other documents or statements to security holders
            Not Applicable

   24.      Consents of experts and counsel
            Not Applicable

   25.      Power of Attorney
            Not Applicable

   27.      Financial Data Schedule
            Not Applicable

   99.      Additional Exhibits
            99.1  Press Release issued March 22, 1999
                  announcing Robert C. Isaacs' acceptance
                  of the position of Senior Vice President
                  and Chief Operating Officer of the
                  Registrant.                                          7